CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEYACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that: (a) the registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (b) the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.



DATE: March 28, 2003                By: /s/ Nagarjun Valluripalli
                                       ------------------------------------
                                    Nagarjun Valluripalli
                                    Chairman of the Board, President and
                                    Chief Executive Officer




DATE: March 28, 2003                By: /s/ Nicholas Visco
                                       ------------------------------------
                                    Nicholas Visco
                                    Senior Vice President-Finance and
                                    Administration
                                    and Chief Financial Officer